Exhibit 99.1

DEL MAR DATATRAC, INC.

FINANCIAL STATEMENTS

FOR THE YEAR ENDED

DECEMBER 31, 2010

DEL MAR DATATRAC, INC.

CONTENTS

December 31, 2010

Page

INDEPENDENT AUDITOR’S REPORT	1

FINANCIAL STATEMENTS

Balance Sheet	2 - 3

Statement of Operations	4

Statement of Shareholders’ Equity	5

Statement of Cash Flows	6 - 7

Notes to Financial Statements	8 - 25

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

Del Mar DataTrac, Inc.

San Diego, California

We have audited the accompanying balance sheet of Del Mar DataTrac, Inc. (the “Company”) as of December 31, 2010, and the related statements of operations, shareholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ SingerLewak LLP

SingerLewak LLP

Irvine, California
July 15, 2011

DEL MAR DATATRAC, INC.

BALANCE SHEET

December 31, 2010

ASSETS

Current assets
Cash and cash equivalents	$1,437,349
Accounts receivable, net of allowance for doubtful accounts of $13,497	475,708
Prepaid expenses and other current assets	47,842

Total current assets	1,960,899

Property and equipment, net	116,383
Computer software, net	59,494
Goodwill	2,774,463
Intangible asset, net	770,650
Deposits	26,112

Total assets	$5,708,001

The accompanying notes are an integral part of these financial statements.

DEL MAR DATATRAC, INC.

BALANCE SHEET

December 31, 2010

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities
Accounts payable	$112,486
Accrued expenses and other current liabilities	378,055
Income tax payable	7,600
Deferred revenue	1,793,410
Current portion of capital lease obligations	5,603

Total current liabilities	2,297,154

Capital lease obligations, net of current portion	9,869

Total liabilities	2,307,023

Commitments and contingencies (Note 10)

Shareholders’ equity
Common stock, no par value 13,000,000 shares authorized 8,999,995 shares issued and outstanding	5,000,000
Additional paid-in capital	92,139
Accumulated deficit	(1,691,161)

Total shareholders’ equity	3,400,978

Total liabilities and shareholders’ equity	$5,708,001

The accompanying notes are an integral part of these financial statements.

DEL MAR DATATRAC, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

	Amount	% of Net Sales
Revenues
Licenses	$3,087,742	39.7
Services and other	4,695,737	60.3

Total revenue	7,783,479	100.0

Cost of sales	671,926	8.6

Gross profit	7,111,553	91.4

Operating expenses
Sales and marketing expenses	1,674,868	21.5
Research and development expenses	3,481,045	44.7
General and administrative expenses	2,279,553	29.3

Total operating expenses	7,435,466	95.5

Loss from operations	(323,913)	(4.1)

Other income (expense)
Interest income	34	0.0
Interest expense	(1,091)	(0.0)

Total other income (expense)	(1,057)	(0.0)

Loss before provision for income taxes	(324,970)	(4.1)

Provision for income taxes	16,751	0.2

Net loss	$(341,721)	(4.3)

The accompanying notes are an integral part of these financial statements.

DEL MAR DATATRAC, INC.

STATEMENT OF SHAREHOLDERS’ EQUITY

For the Year Ended December 31, 2010

	Common Stock
	Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Total
Balance, December 31, 2009	8,999,995	$5,000,000	$28,382	$(1,349,440)	$3,678,942

Stock-based compensation	—	—	63,757	—	63,757

Net loss	—	—	—	(341,721)	(341,721)

Balance, December 31, 2010	8,999,995	$5,000,000	$92,139	$(1,691,161)	$3,400,978

The accompanying notes are an integral part of these financial statements.

DEL MAR DATATRAC, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2010

Cash flows from operating activities
Net loss	$(341,721)
Adjustments to reconcile net loss to net cash provided by operating activities
Stock-based compensation	63,757
Bad debt expense	7,693
Depreciation and amortization	424,187
Decrease (increase) in Accounts receivable	(87,799)
Prepaid expenses and other current assets	24,465
Increase (decrease) in Accounts payable	26,792
Accrued expenses and other current liabilities	66,038
Accrued income tax payable	4,400
Deferred revenue	181,534

Net cash flows provided by operating activities	369,346

Cash flows from investing activities
Purchase of property and equipment	(46,043)
Purchase of computer software	(13,881)

Net cash flows used in investing activities	(59,924)

Cash flows from financing activities
Principal payments on capital lease	(2,544)

Net cash flows used in financing activities	(2,544)

Net increase in cash and cash equivalents	306,878

Cash and cash equivalents, beginning of year	1,130,471

Cash and cash equivalents, end of year	$1,437,349

The accompanying notes are an integral part of these financial statements.

DEL MAR DATATRAC, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2010

(Continued)

Supplemental disclosures of cash flow information
Interest paid	$1,091

Income taxes paid	$13,586

Supplemental schedule of non-cash investing and financing activities
In connection with the purchase of certain property and equipment under capital lease	$18,016

The accompanying notes are an integral part of these financial statements.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

Del Mar DataTrac, Inc. (the “Company”) is based in San Diego, California and was founded in 1991. The Company provides software for mortgage lending solutions. The Company offers a suite of software products including DataTrac, WebTrac, DocumentTrac, BusinessTrac, CommissionTrac and InTrac. The Company serves businesses in the mortgage and lending industry including credit unions, banks and mortgage brokers.

On January 24, 2008, the Company was acquired from its former parent company, Fiserv, Inc. (NYSE: FISV).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. The financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes software license and third party product revenues upon shipment or download of the product, when no significant vendor obligations remain and collection is probable. In cases where a significant vendor obligation exists, revenue recognition is delayed until such obligation has been satisfied. For new software products where a historical record has not yet been demonstrated that acceptance is perfunctory, the Company defers recognition of revenue until acceptance has occurred. If an undelivered element of the arrangement exists under the license arrangement, a portion of revenue is deferred based on vendor-specific objective evidence (“VSOE”) of the fair value of the undelivered element until delivery occurs. If VSOE does not exist for all undelivered elements, all revenue is deferred until sufficient evidence exists or all elements have been delivered.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued)

Annual maintenance revenues, which consist of ongoing support and product updates, are recognized on a straight-line basis over the term of the contract. Payments received in advance of performance of the related service for maintenance contracts are recorded as deferred revenue. Revenues from training and consulting services are recognized when the services are performed and adequate evidence of providing such services is available. The Company’s deferred revenue is recognized as revenues between 1 to 12 months. The Company considers many factors when applying accounting principles generally accepted in the United States of America related to revenue recognition. These factors include, but are not limited to:

•	The actual contractual terms, such as payment terms, delivery / download dates, and pricing of the various product and service elements of a contract.

•	Availability of products to be delivered / downloaded.

•	Time period over which services are to be performed.

•	Creditworthiness of the customer.

•	The complexity of customizations to the Company’s software required by service contracts.

•	The sales channel through which the sale is made (direct, VAR, distributor, etc.).

•	Discounts, if any, given for each element of a contract.

•	Any commitments made as to installation or implementation of “go live” dates.

Each of the relevant factors is analyzed to determine its impact, individually and collectively with other factors, on the revenue to be recognized for any particular contract with a customer. Management is required to make judgments regarding the significance of each factor in applying the revenue recognition standards, as well as whether or not each factor complies with such standards. Any misjudgment or error by management in its evaluation of the factors and the application of the standards, especially with respect to complex or new types of transactions, could have a material adverse effect on the Company’s future operating results.

Cash and Cash Equivalents

For purposes of reporting the statement of cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments

The estimated fair values of the Company’s short-term financial instruments, including cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued expenses, deferred revenue and other current liabilities arising from the ordinary course of business, approximate their individual carrying amounts due to the relatively short period of time between their origination and expected realization.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable

The Company extends credit to its customers. Collateral is generally not required. Credit losses are provided for in the financial statements based on management’s evaluation of historical and current industry trends. Although the Company expects to fully collect amounts due, actual collections may differ from estimated amounts, and the Company provides for an allowance for doubtful accounts as necessary.

Property and Equipment

Property and equipment are stated at cost. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the various classes of property, as follows:

Computers	3 years
Furniture and fixtures	5 years
Office equipment	3 years
Leasehold improvements	Lesser of useful life
or term of lease

Equipment acquired under capital leases are amortized on a straight-line basis over the estimated useful life of the equipment or the term of the related lease based on Accounting Standards Codification Topic No. 840, Accounting for Leases (“ASC 840”). Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. At the time of retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the results of operations. Depreciation expense for the year ended December 31, 2010 was $60,902.

Capitalization of Software

Software development costs are capitalized when technological feasibility and marketability of the related product have been established. Software development costs incurred solely in connection with a specific contract are charged to cost of revenues. Capitalized software costs are amortized on a product-by-product basis, beginning when the product is available for general release to customers.

For the year ended December 31, 2010, the Company capitalized $13,881 of software costs. Annual amortization expense is calculated using the greater of the ratio of each product’s current gross revenues to the total of current and expected gross revenues, or the straight-line method over the estimated useful life of three years. Accumulated amortization of capitalized software was $585,964. The related amortization expense was $211,682 for the year ended December 31, 2010. The Company has determined that none of its capitalized development costs have been impaired as of December 31, 2010 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification No. 985-20.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounting for the Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amounts of the assets in question may not be recoverable. An impairment would be recorded in circumstances where the fair value of an asset is less than the carrying value of that asset. The Company assesses the fair value of the asset using the undiscounted cash flows expected to be generated by the asset. As of December 31, 2010, management believes no indicators existed which would require an impairment to be recorded.

Intangible Assets

Intangible assets were obtained from the acquisition of the Company from Fiserv, Inc. on January 24, 2008. These assets consist of customer lists with definite lives. The Company provides for amortization using the straight-line method over the estimated useful lives of the assets, which is 8 years. For the year ended December 31, 2010, amortization expense was $151,603.

The Company reviews intangible assets for impairment when indicators arise. Due to the Company’s net loss during the period, an evaluation for impairment was performed; however, there was no impairment loss considered necessary related to intangible assets for the year ended December 31, 2010.

Goodwill

Goodwill is the excess of the acquisition cost of an acquired entity over the fair value of identifiable net assets acquired. The Company accounts for its goodwill and other intangibles in accordance with generally accepted accounting principles. Goodwill is not amortized, but is subject to an impairment test annually, or earlier if certain events occur indicating that the carrying value of goodwill may be impaired. If the fair value of the goodwill or intangible is less than its carrying value, an impairment loss is recorded. To determine the fair value of the intangible, the Company uses a discounted cash flow present value model. Based on the Company’s evaluation, there was no impairment of goodwill at December 31, 2010.

Product Warranty

The Company provides a warranty for the replacement or repair of certain defective units. The standard warranty requires the Company to repair certain defective units at no cost to the customer during the warranty period, which is typically 90 days. Warranty costs are accrued for in the financial statements based on management’s evaluation of historical and current industry trends and warranty costs. As of December 31, 2010, the Company does not believe an accrual is necessary.

Advertising

Advertising expenses are charged to expense as incurred. For the year ended December 31, 2010, advertising expense was $16,740.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Research and Development

Research and development costs are charged to expense as incurred. These costs consist primarily of salaries, outside consultant fees and related expenses involved in the development of new software. For the year ended December 31, 2010, research and development costs were $3,481,045.

Leases

The Company accounts for its lease agreements pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification No. 840, Accounting for Leases, which categorizes leases at their inception as either operating or capital leases depending on certain defined criteria. On certain lease agreements, the Company receives rent holidays and other incentives. The Company recognizes lease costs on a straight-line basis without regard to the deferred payment terms and the difference between rent expense and amounts paid under the lease agreements are recorded.

Share-Based Compensation

The Company recognizes compensation expense in accordance with the FASB Accounting Standards Codification. As a result, the Company recognizes compensation expense in an amount equal to the estimated fair value of stock-based awards and issuances, such as stock options granted to employees. This estimation of the fair value of each stock-based grant on the date of grant involves numerous assumptions by management. Although the Company calculates the fair value of each stock option under the Black-Scholes Option Pricing Model, which is a standard option pricing model, this model still requires the use of numerous assumptions. Assumptions used in this model include, among others, the expected life (turnover), volatility of the underlying equity security, and expected dividends.

Options or stock awards issued to non-employees who are not directors are recorded at their estimated fair value at the measurement date and are periodically revalued as the options vest and are recognized as expense over the related service period on a graded vesting method. Stock options issued to consultants with performance conditions are measured and recognized when the performance is complete.

Income Taxes

Income taxes are accounted for under FASB Accounting Standards Codification No. 740, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes (Continued)

The Company will recognize the impact of tax positions in the financial statements if that position is more likely than not to be sustained on audit by the Internal Revenue Service, based on the technical merits of the position. To date, the Company has not recorded any uncertain tax positions.

The Company recognizes potential accrued interest and penalties related to uncertain tax positions in income tax expense. During the year ended December 31, 2010, the Company did not recognize any amount in potential interest and penalties associated with uncertain tax positions.

The following table summarizes the open tax years for each major jurisdiction:

Jurisdiction	Open Tax Years
Federal	2007 – 2010
State	2006 – 2010

Sales Tax

The Company records taxes collected from customers on a net basis.

Recently Adopted Accounting Pronouncements

In June 2009, the FASB issued new rules related to accounting for transfers of financial assets. These new rules were incorporated into the Accounting Standards Codification in December 2009 as discussed in FASB Accounting Standards Update No. 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets. The new rules amend various provisions related to accounting for transfers and servicing of financial assets and extinguishments of liabilities, by removing the concept of a qualifying special-purpose entity and removes the exception from applying FASB rules related to variable interest entities that are qualifying special-purpose entities; limits the circumstances in which a transferor derecognizes a portion or component of a financial asset; defines a participating interest; requires a transferor to recognize and initially measure at fair value all assets obtained and liabilities incurred as a result of a transfer accounted for as a sale; and requires enhanced disclosure; among others. The rules are effective for fiscal years and interim periods beginning after November 15, 2009. The adoption of these rules did not have a material impact on the Company’s financial statements.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Adopted Accounting Pronouncements (Continued)

In June 2009, the FASB issued new rules to amend certain accounting for variable interest entities (“VIE”). These new rules were incorporated into the Accounting Standards Codification in December 2009 as discussed in FASB Accounting Standards Update No. 2009-17, Consolidation (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. The new rules require an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE, to require ongoing reassessments of whether an enterprise is the primary beneficiary of a VIE, to eliminate the quantitative approach previously required for determining the primary beneficiary of a VIE, to add an additional reconsideration event for determining whether an entity is a VIE when any changes in facts and circumstances occur such that holders of the equity investment at risk, as a group, lose the power from voting rights or similar rights of those investments to direct the activities of the entity that most significantly impact the entity’s economic performance, and to require enhanced disclosures that will provide users of financial statements with more transparent information about an enterprise’s involvement in a VIE. The new rules become effective as of the beginning of each reporting period that begins after November 15, 2009. The adoption of these rules did not have a material impact on the Company’s financial statements.

Recently Issued Accounting Pronouncements

In October 2009, the FASB issued Accounting Standards Update No. 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements—a consensus of the FASB Emerging Issues Task Force (“ASU 2009-13”). ASU 2009-13 amends accounting for revenue arrangements with multiple deliverables, to eliminate the requirement that all undelivered elements have Vendor-Specific Objective Evidence (“VSOE”) or Third-Party Evidence (“TPE”) before an entity can recognize the portion of an overall arrangement fee that is attributable to items that already have been delivered. In the absence of VSOE or TPE of the standalone selling price for one or more delivered or undelivered elements in a multiple-element arrangement, entities will be required to estimate the selling prices of those elements. The overall arrangement fee will be allocated to each element (both delivered and undelivered items) based on their relative selling prices, regardless of whether those selling prices are evidenced by VSOE or TPE or are based on the entity’s estimated selling price. Application of the “residual method” of allocating an overall arrangement fee between delivered and undelivered elements will no longer be permitted upon adoption of ASU 2009-13. Additionally, the new guidance will require entities to disclose more information about their multiple-element revenue arrangements. ASU 2009-13 is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted. If a vendor elects early adoption and the period of adoption is not the beginning of the entity’s fiscal year, the entity will be required to apply the amendments retrospectively from the beginning of the entity’s fiscal year.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements (Continued)

In addition, vendors electing early adoption of these rules will be required to disclose the following information at a minimum for all previously reported interim periods in the fiscal year of adoption: revenue, income before income taxes, net income, earnings per share and the effect of the change for the appropriate captions presented. Management does not expect the adoption of these rules to have a material impact on the Company’s financial statements.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 requires new disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation of disclosed assets and liabilities, and about inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. Management does not expect the adoption of these rules to have a material impact on the Company’s financial statements.

In April 2010, the FASB issued Accounting Standards Update No. 2010-13, Compensation – Stock Compensation (Topic 718): Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades (“ASU 2010-13”). ASU 2010-13 clarifies that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades should not be considered to contain a condition that is not a market, performance, or service condition. Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity. ASU 2010-13 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. Management does not expect the adoption of these rules to have a material impact on the Company’s financial statements.

In July 2010, the FASB issued Accounting Standards Update No. 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses (“ASU 2010-20”). ASU 2010-20 is intended to provide additional information to assist financial statement users in assessing an entity’s risk exposures and evaluating the adequacy of its allowance for credit losses. The disclosures are effective for annual reporting periods ending on or after December 15, 2011. The amendments in ASU 2010-20 encourage, but do not require, comparative disclosures for earlier reporting periods that ended before initial adoption. However, an entity should provide comparative disclosures for those reporting periods ending after initial adoption. Management does not expect the adoption of these rules to have a material impact on the Company’s financial statements.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements (Continued)

In December 2010, the FASB issued Accounting Standards Update No. 2010-28, Intangibles – Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts - a consensus of the FASB Emerging Issues Task Force (“ASU 2010-28”). ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Management does not expect the adoption of these rules to have a material impact on the Company’s financial statements.

In December 2010, the FASB issued Accounting Standards Update No. 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations - a consensus of the FASB Emerging Issues Task Force (“ASU 2010-29”). ASU 2010-29 specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. ASU 2010-29 also expands the supplemental pro forma disclosures under Accounting Standards Codification Topic 805. The amendments are effective prospectively for business combinations for which the acquisition date is on or after December 15, 2010. Management does not expect the adoption of these rules to have a material impact on the Company’s financial statements.

NOTE 3 - CONCENTRATIONS OF RISKS

Cash

The Company maintains its cash balances at Wells Fargo Bank, N.A., which from time to time, exceed amounts insured by the Federal Deposit Insurance Corporation (“FDIC”). Effective December 31, 2010, as part of the Dodd-Frank Wall Street Reform and Consumer Protections Act, all funds in non-interest bearing accounts are fully insured and funds in interest bearing accounts are insured up to $250,000 by the FDIC. As of December 31, 2010, the Company’s deposits exceeded insured amounts by $62,586. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 3 - CONCENTRATIONS OF RISKS (Continued)

Customers

For the year ended December 31, 2010, no customer represented more than 10% of total revenue. As of December 31, 2010, three customers represented approximately 37% of accounts receivable.

Suppliers

For the year ended December 31, 2010, three suppliers represented approximately 97% of total purchases. As of December 31, 2010, two suppliers represented approximately 59% of accounts payable.

NOTE 4 - PROPERTY AND EQUIPMENT

As of December 31, 2010, property and equipment consisted of the following:

Computers	$532,781
Furniture and fixtures	107,611
Office equipments	56,657
Leasehold improvements	56,308

753,357

Less accumulated depreciation and amortization	636,974

Total property and equipment, net	$116,383

NOTE 5 - INTANGIBLE ASSET

As of December 31, 2010, intangible asset consisted of the following:

Intangible asset
Customer list	$1,212,826
Less accumulated amortization	442,176

Intangible asset, net	$770,650

For the year ended December 31, 2010, amortization expense was $151,603.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 5 - INTANGIBLE ASSET (Continued)

The following is a schedule of amortization expenses of intangible asset after December 31, 2010:

Year Ending
December 31,
2011	$151,603
2012	151,603
2013	151,603
2014	151,603
2015	151,603
Thereafter	12,635

Total	$770,650

NOTE 6 - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

As of December 31, 2010, accrued expenses consisted of the following:

Accrued vacation	$178,780
Sales tax payable	80,209
Accrued third party license fees	15,413
Other accrued expenses	47,519
Accrued payroll	41,506
Accrued 401(k) and employee benefits	14,628

Total	$378,055

NOTE 7 – CAPITAL LEASE OBLIGATIONS

As of December 31, 2010, capital lease obligations consisted of the following:

12.9% capital lease secured by computer servers. Payable in monthly installments of $606, maturing through June 2013	$15,472

Less current portion	5,603

Long-term	$9,869

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 7 - CAPITAL LEASE OBLIGATIONS (Continued)

The following is a schedule by years of future minimum lease payments under the capital lease and the present value of net minimum lease payments:

Year ending
December 31,
2011	$7,269
2012	7,269
2013	3,634

Total minimum lease payments	18,172

Less amount representing interest	2,700

Present value of future minimum lease payments	$15,472

The following is an analysis of the leased equipment under capital lease as of December 31, 2010, which is included in property and equipment:

Computers	$18,016

Less accumulated depreciation	3,003

Total	$15,013

NOTE 8 - SHAREHOLDERS’ EQUITY

Common and Preferred Stock

The Company reserves 1,000,000 shares of common stock for future issuance related to option exercises. The Company’s common shares have no par value.

The Company has 7,000,000 shares of preferred shares authorized. As of December 31, 2010, the Company has no preferred stock outstanding.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 8 - SHAREHOLDERS’ EQUITY (Continued)

Stock Option Plan

The Company adopted the 2008 Stock Plan (the “2008 Plan”), which provides for the granting of stock options for purchases up to 1,000,000 shares of the Company’s common stock. Under the terms of the 2008 Plan, options may be granted to employees, directors and consultants at prices not less than the fair market value at the date of grant. Options generally vest over four years, 25% after the first year and monthly over the remaining three years, and generally expire 10 years from the date of grant. For the year ended December 31, 2010, the Company granted approximately 188,000 options.

For purposes of computing the compensation expense, the fair value of each option granted to employees and directors is estimated using the Black-Scholes Option Pricing Model. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which do not have vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the Company’s employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing model does not necessarily provide a reliable single measure of the fair value of its employee stock options.

In the absence of a public market for the Company’s shares, the expected volatility for the year ended December 31, 2010 was based on analysis of volatilities of comparable public companies. The expected term represents the period that the Company’s stock-based awards will be outstanding and is determined using the simplified method given that the Company does not have adequate history of exercises of its stock-based awards. The Company used 6.25 years as the expected term for options granted during 2010 with a vesting term of 4 years and a term to expiration of 10 years. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a term equal to the expected term of the option assumed at the date of grant. The Company estimated a 3% forfeiture rate for the year ended December 31, 2010 based on the Company’s historical forfeiture experience.

The weighted-average fair values of stock options granted have been estimated utilizing the following assumptions:

Risk-free interest rate	2.43% - 3.32%
Expected term (in years)	6.25
Dividend yield	—
Expected volatility	76.4% - 80.0%

The weighted-average fair value of options granted during the year ended December 31, 2010 was $0.43.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 8 - SHAREHOLDERS’ EQUITY (Continued)

Stock Option Plan (Continued)

The following table summarizes the Company’s stock option activity:

	Number of Shares	Exercise Price Per Share	Weighted- Average Exercise Price
Outstanding at December 31, 2009	576,159	$0.55	$0.55

Granted	187,975	$0.55	$0.55
Exercised	—	$—	$—
Cancelled	(44,092)	$0.55	$0.55

Outstanding at December 31, 2010	720,042	$0.55	$0.55

Shares vested and exercisable at December 31, 2010	409,583	$0.55	$0.55

There were no options exercised during the year ended December 31, 2010. For the year ended December 31, 2010, the total fair value of shares vested amounted to $84,586. The aggregate intrinsic value of options outstanding at December 31, 2010 was $0.

Options Outstanding				Options Exercisable
Exercise Prices	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life	Number of Shares	Weighted- Average Exercise Price
$0.55	720,042	$0.55	8.06	409,583	$0.55

Stock-based compensation expense related to stock options of $63,757 for the year ended December 31, 2010, was recorded in the financial statements as a component of general and administrative expenses.

As of December 31, 2010, there was $63,501 of total unrecognized compensation expense related to nonvested stock-based compensation awards. That expense will be recognized ratably over the remaining requisite service period of the award.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 9 - INCOME TAXES

The significant components of the income tax provision for the year ended December 31, 2010 were as follows:

2010
Current
Federal	$—
State	11,363

11,363
Prior year under accrual	5,388

Total	$16,751

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities are presented below:

Deferred tax assets
Net operating loss carryforward	$1,120,000
Accrued vacation	76,600
Accruals and allowances	19,500
Stock-based compensation	36,200
Depreciation and amortization	19,100

Total deferred tax assets	1,271,400

Deferred tax liabilities
Deferred state income tax	(15,200)
Valuation allowance	(1,256,200)

Net deferred income tax	$—

The current and long-term portion of the deferred tax assets and liabilities were as follow:

	Current	Long-Term
Deferred tax assets	$95,100	$1,176,300
Deferred tax liabilities	(15,200)	—

Total	$79,900	$1,176,300

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 9 - INCOME TAXES (Continued)

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance.

At December 31, 2010, the Company had federal and state net operating loss carryforwards of approximately $3,200,000 and $250,000, respectively. If not utilized, the carryforwards expire between the years 2019 and 2029 for federal income tax purposes and between the years 2011 and 2029 for California income tax purposes.

Utilization of the net operating losses and credits may be limited due to Internal Revenue Code Section 382 and 383.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

Litigation

The Company, from time to time, is involved in certain legal matters which arise in the normal course of business. Management believes, based in part on the advice of legal counsel, that the resolution of such matters will not have a material adverse effect on the financial position of the Company.

Licensing Fees

The Company has entered into various reseller agreements whereby the Company sells specific software licenses and annual software maintenance to customers. Such reseller agreements call for licensing or maintenance fees to be based on a per customer sale or per individual user basis. The Company accrues such fees based on each sale to a customer.

For the year ended December 31, 2010, the Company recorded total related licensing and maintenance fee expenses of $671,926. As of December 31, 2010, related accrued licensing and maintenance fees amounted to $15,413.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 10 - COMMITMENTS AND CONTINGENCIES (Continued)

Operating Leases

The Company leases its office for average monthly payments of $19,780. On December 19, 2008, the Company entered into the lease agreement effective March 1, 2009 which expires on May 31, 2012. The lease agreement provides an optional three year lease renewal option exercisable upon written notice. The written notice must be provided between 270 days to 180 days prior to the expiration of the lease. For the year ended December 31, 2010, total rental expense was $237,357. On March 17, 2011, the Company amended their current lease agreement effective May 1, 2011 to expand their office space into an adjacent suite and extend the lease term through May 31, 2014 with average monthly payments of $25,000.

The following is a schedule by years of future minimum lease payments on operating leases that have initial or remaining terms in excess of one year as of December 31, 2010:

Year Ending December 31,	Rental
2011	$261,984
2012	109,960

Total	$371,944

Related Party Transaction

The Company receives management services from a related party and pays management fees of $30,000 per month. For the year ended December 31, 2010, management fee expenses to the related party amounted to $360,000.

NOTE 11 - 401(K) PLAN AND PROFIT SHARING

The Company has a qualified 401(k) plan (the “Plan”) covering substantially all eligible employees. Plan contributions include employer contribution matching and profit sharing. Plan contributions are at the discretion of the Company. For the period ended December 31, 2010, the Company did not elect to make 401(k) matching contributions or contributions to the profit sharing plan. For the year ended December 31, 2010, total 401(k) administrative expenses were $1,500. As of December 31, 2010, there was no accrued 401(k) employer contribution.

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 12 - SUBSEQUENT EVENTS

On March 17, 2011, the Company amended their current lease agreement effective May 1, 2011 to expand their office space into an adjacent suite and extend the lease term through May 31, 2014 with average monthly payments of $25,000.

Management evaluated all activity through July 15, 2011 (the issue date of the financial statements) and concluded that the only subsequent event relates to the Company amending their current office lease.

DEL MAR DATATRAC, INC.

FINANCIAL STATEMENTS

FOR THE YEAR ENDED

DECEMBER 31, 2009

DEL MAR DATATRAC, INC.

CONTENTS

December 31, 2009

Page

INDEPENDENT AUDITOR’S REPORT	1

FINANCIAL STATEMENTS

Balance Sheet	2 - 3

Statement of Operations	4

Statement of Shareholders’ Equity	5

Statement of Cash Flows	6

Notes to Financial Statements	7 - 23

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

Del Mar DataTrac, Inc.

San Diego, California

We have audited the accompanying balance sheet of Del Mar DataTrac, Inc. (the “Company”) as of December 31, 2009, and the related statement of operations, shareholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ SingerLewak, LLP

SingerLewak LLP

La Jolla, California
November 3, 2010

DEL MAR DATATRAC, INC.

BALANCE SHEET

December 31, 2009

ASSETS
Current assets
Cash and cash equivalents	$1,130,471
Accounts receivable, net of allowance for doubtful accounts of $14,653	395,602
Prepaid expenses and other current assets	72,307

Total current assets	1,598,380

Property and equipment, net	113,226
Computer software, net	257,295
Goodwill	2,774,463
Intangible asset, net	922,253
Deposits	26,112

Total assets	$5,691,729

The accompanying notes are an integral part of these financial statements.

2

DEL MAR DATATRAC, INC.

BALANCE SHEET

December 31, 2009

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$85,694
Accrued expenses and other current liabilities	312,017
Income tax payable	3,200
Deferred revenue	1,611,876

Total current liabilities	2,012,787

Commitments and contingencies (Note 9)

Shareholders’ equity
Common stock, no par value 13,000,000 shares authorized 8,999,995 shares issued and outstanding	5,000,000
Additional paid-in capital	28,382
Accumulated deficit	(1,349,440)

Total shareholders’ equity	3,678,942

Total liabilities and shareholders’ equity	$5,691,729

The accompanying notes are an integral part of these financial statements.

3

DEL MAR DATATRAC, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

	Amount	% of Net Sales
Revenues
Licenses	$3,097,790	41.3
Services and other	4,408,868	58.7

Total revenue	7,506,658	100.0

Cost of sales	587,522	7.8

Gross profit	6,919,136	92.2

Operating expenses
Sales and marketing expenses	1,673,698	22.3
Research and development expenses	3,176,084	42.3
General and administrative expenses	2,333,970	31.1

Total operating expenses	7,183,752	95.7

Loss from operations	(264,616)	(3.5)

Other income (expense)
Interest income	424	0.0

Total other income (expense)	424	0.0

Loss before provision for income taxes	(264,192)	(3.5)

Provision for income taxes	12,182	0.2

Net loss	$(276,374)	(3.7)

The accompanying notes are an integral part of these financial statements.

4

DEL MAR DATATRAC, INC.

STATEMENT OF SHAREHOLDERS’ EQUITY

For the Year Ended December 31, 2009

	Common Stock		Series A Preferred Stock
	Shares	Amount	Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Total
Balance, December 31, 2008	8,999,995	$5,000,000	—	$—	$6,217	$(1,073,066)	$3,933,151

Stock-based compensation					22,165	—	22,165
							—
Net loss	—	—	—	—	—	(276,374)	(276,374)

Balance, December 31, 2009	8,999,995	$5,000,000	—	$—	$28,382	$(1,349,440)	$3,678,942

The accompanying notes are an integral part of these financial statements.

5

DEL MAR DATATRAC, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2009

Cash flows from operating activities
Net loss	$(276,374)
Adjustments to reconcile net loss to net cash used in operating activities
Stock-based compensation	22,165
Bad debt expense	2,304
Depreciation and amortization	414,043
Decrease (increase) in
Accounts receivable	(219,994)
Prepaid expenses and other current assets	103,788
Deposits	32,586
Increase (decrease) in
Accounts payable	60,200
Accrued expenses and other current liabilities	(80,185)
Accrued income tax payable	300
Deferred revenue	422,400

Net cash flows used in operating activities	481,233

Cash flows from investing activities
Purchase of property and equipment	(125,206)
Purchase of computer software	(2,698)

Net cash flows provided by investing activities	(127,904)

Net increase in cash and cash equivalents	353,329

Cash and cash equivalents, beginning of year	777,142

Cash and cash equivalents, end of year	$1,130,471

Supplemental disclosures of cash flow information
Income taxes paid	$9,776

The accompanying notes are an integral part of these financial statements.

6

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

Del Mar DataTrac, Inc. (the “Company”) is based in San Diego, California and was founded in 1991. The Company provides software for mortgage lending solutions. The Company offers a suite of software products including DataTrac, WebTrac, DocumentTrac, BusinessTrac, CommissionTrac and InTrac. The Company serves businesses in the mortgage and lending industry including credit unions, banks and mortgage brokers.

On January 24, 2008, the Company was acquired from its former parent company, Fiserv, Inc. (NYSE: FISV).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. The financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes software license and third party product revenues upon shipment or download of the product, when no significant vendor obligations remain and collection is probable. In cases where a significant vendor obligation exists, revenue recognition is delayed until such obligation has been satisfied. For new software products where a historical record has not yet been demonstrated that acceptance is perfunctory, the Company defers recognition of revenue until acceptance has occurred. If an undelivered element of the arrangement exists under the license arrangement, a portion of revenue is deferred based on vendor-specific objective evidence (“VSOE”) of the fair value of the undelivered element until delivery occurs. If VSOE does not exist for all undelivered elements, all revenue is deferred until sufficient evidence exists or all elements have been delivered.

7

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued)

Annual maintenance revenues, which consist of ongoing support and product updates, are recognized on a straight-line basis over the term of the contract. Payments received in advance of performance of the related service for maintenance contracts are recorded as deferred revenue. Revenues from training and consulting services are recognized when the services are performed and adequate evidence of providing such services is available. The Company’s deferred revenue is recognized as revenues between 1 to 12 months. The Company considers many factors when applying accounting principles generally accepted in the United States of America related to revenue recognition. These factors include, but are not limited to:

•	The actual contractual terms, such as payment terms, delivery / download dates, and pricing of the various product and service elements of a contract

•	Availability of products to be delivered / downloaded

•	Time period over which services are to be performed

•	Creditworthiness of the customer

•	The complexity of customizations to the Company’s software required by service contracts

•	The sales channel through which the sale is made (direct, VAR, distributor, etc.)

•	Discounts, if any, given for each element of a contract

•	Any commitments made as to installation or implementation of “go live” dates

Each of the relevant factors is analyzed to determine its impact, individually and collectively with other factors, on the revenue to be recognized for any particular contract with a customer. Management is required to make judgments regarding the significance of each factor in applying the revenue recognition standards, as well as whether or not each factor complies with such standards. Any misjudgment or error by management in its evaluation of the factors and the application of the standards, especially with respect to complex or new types of transactions, could have a material adverse effect on the Company’s future operating results.

Cash and Cash Equivalents

For purposes of reporting the statement of cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments

The estimated fair values of the Company’s short-term financial instruments, including cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued expenses, deferred revenue and other current liabilities arising from the ordinary course of business, approximate their individual carrying amounts due to the relatively short period of time between their origination and expected realization.

8

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable

The Company extends credit to its customers. Collateral is generally not required. Credit losses are provided for in the financial statements based on management’s evaluation of historical and current industry trends. Although the Company expects to fully collect amounts due, actual collections may differ from estimated amounts, and the Company provides for an allowance for doubtful accounts as necessary.

Property and Equipment

Property and equipment are stated at cost. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the various classes of property, as follows:

Computers	3 years
Furniture and fixtures	5 years
Office equipment	3 years
Leasehold improvements	Lesser of useful life
or term of lease

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. At the time of retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the results of operations. Depreciation expense for the year ended December 31, 2009 was $52,664.

Capitalization of Software

Software development costs are capitalized when technological feasibility and marketability of the related product have been established. Software development costs incurred solely in connection with a specific contract are charged to cost of revenues. Capitalized software costs are amortized on a product-by-product basis, beginning when the product is available for general release to customers.

Annual amortization expense is calculated using the greater of the ratio of each product’s current gross revenues to the total of current and expected gross revenues or the straight-line method over the estimated useful life of three years. Accumulated amortization of capitalized software was $374,282. The related amortization expense was $209,776 for the year ended December 31, 2009. The Company has determined that none of its capitalized development costs have been impaired as of December 31, 2009.

9

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounting for the Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amounts of the assets in question may not be recoverable. An impairment would be recorded in circumstances where the fair value of an asset is less than the carrying value of that asset. The Company assesses the fair value of the asset using the undiscounted cash flows expected to be generated by the asset. As of December 31, 2009, management believes no indicators existed which would require an impairment to be recorded.

Intangible Assets

Intangible assets were obtained from the acquisition of the Company from Fiserv, Inc. on January 24, 2008. These assets consist of customer lists with definite lives. The Company provides for amortization using the straight-line method over the estimated useful lives of the assets, which is 8 years. For the year ended December 31, 2009, amortization expense was $151,603.

The Company reviews intangible assets for impairment when indicators arise. Due to the Company’s net loss during the period, an evaluation for impairment was performed; however, there was no impairment loss considered necessary related to intangible assets for the year ended December 31, 2009.

Goodwill

Goodwill is the excess of the acquisition cost of an acquired entity over the fair value of identifiable net assets acquired. The Company accounts for its goodwill and other intangibles in accordance with generally accepted accounting principles. Goodwill is not amortized, but is subject to an impairment test annually, or earlier if certain events occur indicating that the carrying value of goodwill may be impaired. If the fair value of the goodwill or intangible is less than its carrying value, an impairment loss is recorded. To determine the fair value of the intangible, the Company uses a discounted cash flow present value model. Based on the Company’s evaluation, there was no impairment of goodwill or other intangible assets at December 31, 2009.

Product Warranty

The Company provides a warranty for the replacement or repair of certain defective units. The standard warranty requires the Company to repair certain defective units at no cost to the customer during the warranty period, which is typically 90 days. Warranty costs are accrued for in the financial statements based on management’s evaluation of historical and current industry trends and warranty costs. As of December 31, 2009, the Company does not believe an accrual is necessary.

Advertising

Advertising expenses are charged to expense as incurred. For the year ended December 31, 2009, advertising expense was $39,245.

10

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Research and Development

Research and development costs are charged to expense as incurred. These costs consist primarily of salaries, outside consultant fees and related expenses involved in the development of new software. For the year ended December 31, 2009, research and development costs were $3,176,084.

Leases

The Company accounts for its lease agreements pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification No. 840, Accounting for Leases, which categorizes leases at their inception as either operating or capital leases depending on certain defined criteria. On certain lease agreements, the Company receives rent holidays and other incentives. The Company recognizes lease costs on a straight-line basis without regard to the deferred payment terms and the difference between rent expense and amounts paid under the lease agreements are recorded.

Share-Based Compensation

The Company recognizes compensation expense in accordance with the FASB Accounting Standards Codification. As a result, the Company recognizes compensation expense in an amount equal to the estimated fair value of stock-based awards and issuances, such as stock options granted to employees. This estimation of the fair value of each stock-based grant on the date of grant involves numerous assumptions by management. Although the Company calculates the fair value of each stock option under the Black-Scholes Option Pricing Model, which is a standard option pricing model, this model still requires the use of numerous assumptions. Assumptions used in this model include, among others, the expected life (turnover), volatility of the underlying equity security, and expected dividends.

Income Taxes

Income taxes are accounted for under FASB Accounting Standards Codification No. 740, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company will recognize the impact of tax positions in the financial statements if that position is more likely than not to be sustained on audit by the Internal Revenue Service, based on the technical merits of the position. To date, the Company has not recorded any uncertain tax positions.

11

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes (Continued)

The Company recognizes potential accrued interest and penalties related to uncertain tax positions in income tax expense. During the year ended December 31, 2009, the Company did not recognize any amount in potential interest and penalties associated with uncertain tax positions.

The following table summarizes the open tax years for each major jurisdiction:

Jurisdiction	Open Tax Years
Federal	2006 – 2009
State	2005 – 2009

Sales Tax

The Company records taxes collected from customers on a net basis.

Recently Adopted Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued new rules regarding fair value measurements and disclosure. These rules define fair value, establish a framework for consistently measuring fair value under generally accepted accounting principles, and expand disclosures about fair value measurements. The new rules do not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. In February 2008, the FASB deferred the effective date of the rules by one year for certain nonfinancial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The adoption of these rules did not have a material effect on the Company’s financial statements.

In July 2006, the FASB issued a new accounting standard on accounting for uncertainty in income taxes. The standard clarifies the accounting for uncertainty in income taxes and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition of tax benefits, classification on the balance sheet, interest and penalties, accounting in interim periods, disclosure and transition. The adoption of this standard did not have a material effect on the Company’s financial statements.

In December 2007, the FASB issued a new accounting standard which relates to non-controlling interests in financial statements. This standard establishes accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. The standard is effective for fiscal years beginning on or after December 15, 2008. The adoption of this standard did not have a material effect on the Company’s financial statements.

12

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Adopted Accounting Pronouncements (Continued)

In December 2007, the FASB issued new rules which relate to the accounting of business combinations. These rules retain the fundamental requirements in the Codification that the acquisition method of accounting called the “purchase method” be used for all business combinations and for an acquirer to be identified for each business combination. The new rules define the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. The rules are effective for the fiscal years beginning on or after January 1, 2009. The adoption of these rules did not have a material effect on the Company’s financial statements.

In March 2008, the FASB issued new rules related to disclosures about derivative instruments and hedging activities. The new rules amend and expand the disclosure requirements by providing additional disclosure on the use of derivative instruments including qualitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The standard is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early adoption encouraged. The adoption of these rules did not have a material effect on the Company’s financial statements.

In May 2009, the FASB issued new rules related to subsequent events. The objective of the new rules is to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. Disclosures must include the effective date of management’s evaluation of subsequent events and the basis for that date, that is, where that date represents the date the financial statements were issued or available to be issued. The rules are effective for fiscal years and interim periods ending after June 15, 2009. The adoption of these rules did not have a material effect on the Company’s financial statements.

13

DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Adopted Accounting Pronouncements (Continued)

In June 2009, the Company adopted FASB Accounting Standards Update No. 2009-1, (Topic 105): Generally Accepted Accounting Principles—amendments based on—Statement of Financial Accounting Standards No. 168—The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (“ASU 2009-1”). ASU 2009-1 changes the authoritative hierarchy of GAAP. These changes establish the FASB Accounting Standards Codification™ (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The FASB will no longer issue new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts; instead the FASB will issue Accounting Standards Updates (“ASU”). ASUs will not be authoritative in their own right as they will only serve to update the Codification. These changes and the Codification itself do not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes did not have a material impact on the Company’s financial statements.

Recently Issued Accounting Pronouncement

In June 2009, the FASB issued new rules related to accounting for transfers of financial assets. These new rules were incorporated into the Accounting Standards Codification in December 2009 as discussed in FASB ASU No. 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets. The new rules amend various provisions related to accounting for transfers and servicing of financial assets and extinguishments of liabilities, by removing the concept of a qualifying special-purpose entity and removes the exception from applying FASB rules related to variable interest entities that are qualifying special-purpose entities; limits the circumstances in which a transferor derecognizes a portion or component of a financial asset; defines a participating interest; requires a transferor to recognize and initially measure at fair value all assets obtained and liabilities incurred as a result of a transfer accounted for as a sale; and requires enhanced disclosure; among others. The rules are effective for fiscal years and interim periods beginning after November 15, 2009. Management does not expect the adoption of these rules to have a material impact on the Company’s financial statements.

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DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncement (Continued)

In June 2009, the FASB issued new rules to amend certain accounting for variable interest entities (“VIE”). These new rules were incorporated into the Accounting Standards Codification in December 2009 as discussed in FASB ASU No. 2009-17, Consolidation (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. The new rules require an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE; to require ongoing reassessments of whether an enterprise is the primary beneficiary of a VIE; to eliminate the quantitative approach previously required for determining the primary beneficiary of a VIE; to add an additional reconsideration event for determining whether an entity is a VIE when any changes in facts and circumstances occur such that holders of the equity investment at risk, as a group, lose the power from voting rights or similar rights of those investments to direct the activities of the entity that most significantly impact the entity’s economic performance; and to require enhanced disclosures that will provide users of financial statements with more transparent information about an enterprise’s involvement in a VIE. The new rules become effective as of the beginning of each reporting period that begins after November 15, 2009. Management does not expect the adoption of these rules to have a material impact on the Company’s financial statements.

In October 2009, the FASB issued ASU No. 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements—a consensus of the FASB Emerging Issues Task Force (“ASU 2009-13”). ASU 2009-13 amends accounting for revenue arrangements with multiple deliverables, to eliminate the requirement that all undelivered elements have Vendor-Specific Objective Evidence (“VSOE”) or Third-Party Evidence (“TPE”) before an entity can recognize the portion of an overall arrangement fee that is attributable to items that already have been delivered. In the absence of VSOE or TPE of the standalone selling price for one or more delivered or undelivered elements in a multiple-element arrangement, entities will be required to estimate the selling prices of those elements. The overall arrangement fee will be allocated to each element (both delivered and undelivered items) based on their relative selling prices, regardless of whether those selling prices are evidenced by VSOE or TPE or are based on the entity’s estimated selling price. Application of the “residual method” of allocating an overall arrangement fee between delivered and undelivered elements will no longer be permitted upon adoption of ASU 2009-13. Additionally, the new guidance will require entities to disclose more information about their multiple-element revenue arrangements. ASU 2009-13 is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted. If a vendor elects early adoption and the period of adoption is not the beginning of the entity’s fiscal year, the entity will be required to apply the amendments retrospectively from the beginning of the entity’s fiscal year.

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DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncement (Continued)

In addition, vendors electing early adoption of these rules will be required to disclose the following information at a minimum for all previously reported interim periods in the fiscal year of adoption: revenue, income before income taxes, net income, earnings per share and the effect of the change for the appropriate captions presented. Management does not expect the adoption of these rules to have a material impact on the Company’s financial statements.

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures About Fair Value Measurements. This ASU requires new disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation of disclosed assets and liabilities, and about inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. Management does not expect the adoption of these rules to have a material impact on the Company’s financial statements.

NOTE 3 - CONCENTRATIONS OF RISKS

Cash

The Company maintains its cash balances in a bank that, from time to time, exceeds amounts insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000 per bank for interest bearing accounts. Non-interest bearing accounts are fully insured by the FDIC. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash. As of December 31, 2009, the amount in excess of federally insured amounts was approximately $462,600.

Customers

For the year ended December 31, 2009, no customer represented more than 10% of total revenue. As of December 31, 2009, two customers represented approximately 22% of accounts receivable.

Suppliers

For the year ended December 31, 2009, four suppliers represented approximately 96% of total purchases. As of December 31, 2009, one supplier represented approximately 24% of accounts payable.

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DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 4 - PROPERTY AND EQUIPMENT

As of December 31, 2009, property and equipment consisted of the following:

Computers	$471,986
Furniture and fixtures	104,347
Office equipments	56,657
Leasehold improvements	56,308

689,298

Less accumulated depreciation and amortization	576,072

Total property and equipment, net	$113,226

NOTE 5 - INTANGIBLE ASSET

As of December 31, 2009, intangible asset consisted of the following:

Intangible asset
Customer list	$1,212,826
Less accumulated amortization	290,573

Intangible asset, net	$922,253

For the year ended December 31, 2009, amortization expense was $151,603.

The following is a schedule of amortization expenses of intangible asset after December 31, 2009:

Year Ending December 31,
2010	$151,603
2011	151,603
2012	151,603
2013	151,603
2014	151,603
Thereafter	164,238

Total	$922,253

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DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 6 - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

As of December 31, 2009, accrued expenses consisted of the following:

Accrued vacation	$159,836
Sales tax payable	49,702
Accrued third party license fees	40,213
Other accrued expenses	23,593
Accrued payroll	21,857
Accrued 401(k) and employee benefits	16,816

Total	$312,017

NOTE 7 - SHAREHOLDERS’ EQUITY

Common and Preferred Stock

The Company reserves 1,000,000 shares of common stock for future issuance related to option exercises. The Company’s common shares have no par value.

The Company has 7,000,000 shares of preferred shares authorized. As of December 31, 2009, the Company has no preferred stock outstanding.

Stock Option Plan

The Company adopted the 2008 Stock Plan (the “2008 Plan”), which provides for the granting of stock options for purchases up to 1,000,000 shares of the Company’s common stock. Under the terms of the 2008 Plan, options may be granted to employees, directors and consultants at prices not less than the fair market value at the date of grant. Options generally vest over four years, 25% after the first year and monthly over the remaining three years, and generally expire 10 years from the date of grant. For the year ended December 31, 2009, the Company granted approximately 54,500 options.

For purposes of computing the compensation expense, the fair value of each option granted to employees and directors is estimated using the Black-Scholes Option Pricing Model. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which do not have vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the Company’s employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing model does not necessarily provide a reliable single measure of the fair value of its employee stock options.

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DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 7 - SHAREHOLDERS’ EQUITY (Continued)

Stock Option Plan (Continued)

In the absence of a public market for the Company’s shares, the expected volatility for the period ended December 31, 2009 was based on analysis of volatilities of comparable public companies. The expected term represents the period that the Company’s stock-based awards will be outstanding and is determined using the simplified method given that the Company does not have adequate history of exercises of its stock-based awards. The Company used 6.25 years as the expected term for options granted during 2009 with a vesting term of 4 years and a term to expiration of 10 years. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a term equal to the expected term of the option assumed at the date of grant. The Company estimated a 3% forfeiture rate for the period ended December 31, 2009 based on the Company’s historical forfeiture experience.

The weighted-average fair values of stock options granted have been estimated utilizing the following assumptions:

Risk-free interest rate	2.07% - 3.44%
Expected term (in years)	6.25
Dividend yield	—
Expected volatility	55.3% - 59.5%

The weighted-average fair value of options granted during the year ended December 31, 2009 was $13,178.

The following table summarizes the Company’s stock option activity:

	Number of Shares	Exercise Price Per Share	Weighted- Average Exercise Price
Outstanding at December 31, 2008	536,500	$0.55	$0.55

Granted	54,493	$0.55	$0.55
Exercised	—	—	—
Cancelled	(14,834)	$0.55	$0.55

Outstanding at December 31, 2009	576,159	$0.55	$0.55

Shares vested and exercisable at December 31, 2009	256,448	$0.55	$0.55

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DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 7 - SHAREHOLDERS’ EQUITY (Continued)

Stock Option Plan (Continued)

There were no options exercised during the period ended December 31, 2009. For the year ended December 31, 2009, the total fair value of shares vested amounted to $28,382. The aggregate intrinsic value of options outstanding at December 31, 2009 was $0.

Options Outstanding				Options Exercisable
Exercise Prices	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life	Number of Shares	Weighted- Average Exercise Price
$0.55	536,500	$0.55	8.66	256,448	$0.55

Stock-based compensation expense related to stock options of $22,165 for the year ended December 31, 2009, was recorded in the financial statements as a component of general and administrative expenses.

As of December 31, 2009, there was $41,773 of total unrecognized compensation expense related to nonvested stock-based compensation awards. That expense will be recognized ratably over the remaining requisite service period of the award.

NOTE 8 - INCOME TAXES

The significant components of the income tax provision for the period ended December 31, 2009 were as follows:

2009
Current
Federal	$—
State	3,200

3,200
Prior year under accrual	8,982

Total	$12,182

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DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 8 - INCOME TAXES (Continued)

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities are presented below:

Deferred tax assets
Net operating loss carryforward	$1,199,000
Accrued vacation	68,500
Accruals and allowances	29,000
Stock-based compensation	9,300
Depreciation and amortization	2,500

Total deferred tax assets	1,308,300

Deferred tax liabilities
Deferred state income tax	(20,100)

Less valuation allowance	(1,288,200)

Net deferred income tax	$—

The current and long-term portion of the deferred tax assets and liabilities were as follow:

	Current	Long-Term
Deferred tax assets	$97,400	$1,210,900
Deferred tax liabilities	(20,100)	—

Total	$77,300	$1,210,900

Income tax expense for the year ended December 31, 2009 differed from the amounts computed by applying the U.S. Federal income tax rate of 34% to income before tax expense as a result of the following:

Tax Rate Effect
Statutory rate	34.00%
Permanent differences	(1.12%)
Timing differences	(36.97%)
State tax – net of federal benefit	4.40%

0.31%

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance.

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DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 8 - INCOME TAXES (Continued)

At December 31, 2009, the Company had federal and state net operating loss carryforwards of approximately $3,410,465 and $446,378, respectively. If not utilized, the carryforwards expire between the year 2019 and 2029 for federal income tax purposes and between the year 2011 and 2029 for California income tax purposes.

Utilization of the net operating losses and credits may be limited due to Internal Revenue Code Section 382 and 383.

NOTE 9 - COMMITMENTS AND CONTINGENCIES

Litigation

The Company, from time to time, is involved in certain legal matters which arise in the normal course of business. Management believes, based in part on the advice of legal counsel, that the resolution of such matters will not have a material adverse effect on the financial position of the Company.

Licensing Fees

The Company has entered into various reseller agreements whereby the Company sells specific software licenses and annual software maintenance to customers. Such reseller agreements call for licensing or maintenance fees to be based on a per customer sale or per individual user basis. The Company accrues such fees based on each sale to a customer.

For the year ended December 31, 2009, the Company recorded total related licensing and maintenance fee expenses of $587,522. As of December 31, 2009, related accrued licensing and maintenance fees amounted to $40,213.

Operating Leases

The Company leases its office for average monthly payments of $19,780. The lease expired on February 28, 2009. On December 19, 2008, the Company entered into a new lease agreement effective March 1, 2009 which expires on May 31, 2012. The new lease agreement provides an optional three year lease renewal option exercisable upon written notice. The written notice must be provided between 270 days to 180 days prior to the expiration of the lease. For the year ended December 31, 2009, total rental expense was $276,895.

On June 4, 2008 the Company entered into a sublease agreement with a third party. The sublease was effective June 17, 2008 with a total minimum monthly payment of $8,617. The lease expired with the original master lease on February 28, 2009. For the year ended December 31, 2009, total sublease rental revenue received was $17,235 and is included in services and other revenues on the accompanying statement of operations.

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DEL MAR DATATRAC, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2009

NOTE 9 - COMMITMENTS AND CONTINGENCIES (Continued)

Operating Leases (Continued)

The following is a schedule by years of future minimum lease payments on operating leases that have initial or remaining terms in excess of one year as of December 31, 2009:

Year Ending December 31,	Rental
2010	$233,628
2011	261,984
2012	109,960

Total	$605,572

Related Party Transaction

The Company receives management services from a related party and pays management fees of $30,000 per month. For the year ended December 31, 2009, management fee expenses to the related party amounted to $360,000.

NOTE 10 - 401(K) PLAN AND PROFIT SHARING

The Company has a qualified 401(k) plan (the “Plan”) covering substantially all eligible employees. Plan contributions include employer contribution matching and profit sharing. Plan contributions are at the discretion of the Company. For the period ended December 31, 2009, the Company did not elect to make 401(k) matching contributions or contributions to the profit sharing plan. For the year ended December 31, 2009, total 401(k) administrative expenses were $1,500. As of December 31, 2009, there was no accrued 401(k) employer contribution.

NOTE 11 – SUBSEQUENT EVENTS

Management evaluated all activity through November 3, 2010 (the issue date of the financial statements) and concluded that no subsequent events have occurred that would require recognition in the financial statements or disclosure in the notes to the financial statements.

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